EXHIBIT 99

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Orient-Express Hotels

January 2007

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Orient-Express Hotels

Overview

2006 Highlights

Major investments in 2006
Acquisitions
Expansions

Real Estate Update

2007 Outlook

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Orient-Express Hotels

•             Global hospitality and leisure company

•              Exclusive focus on deluxe luxury market

•              39 Hotels, 2 Restaurants, 6 Trains, 2 River Cruise Operations

•             Distinguished luxury brand names

•              Orient-Express, Hotel Cipriani, Copacabana Palace, ‘21’ Club, Mount Nelson, The Ritz

•             Benefits of ownership

•              Irreplaceable assets, high barriers to entry

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Global and Expanding Acquisitions since 2002

N. AMERICA

•             ‘21’ Club, New York

•             Windsor Court Hotel, Louisiana

•             Charleston Place, South Carolina

•             The Inn at Perry Cabin, Maryland

•             Keswick Hall, Virginia

•             El Encanto, Santa Barbara

•             La Samanna (Caribbean)

•             Maroma Resort and Spa (Mexico)

•             Casa Sierra Nevada

EUROPE

•             Hotel Cipriani & Palazzo Vendramin, Italy

•             Hotel Splendido & Splendido Mare, Italy

•             Villa San Michele, Italy

•             Hotel Caruso, Italy

•             Grand Hotel Europe, Russia

•             The Ritz, Madrid, Spain

•             La Residencia, Mallorca, Spain

•             Reid’s Palace, Madeira, Portugal

•             Lapa Palace, Lisbon, Portugal

•             Le Manoir aux Quat’Saisons, England

•             Hôtel de la Cité, France

S.E ASIA

•             The Governor’s Residence, Yangon,

•             La Résidence d’Angkor, Siem Reap

•             La Résidence Phou Vao, Luang Prabang

•             Jimbaran Puri Bali

•             Ubud Hanging Gardens, Bali

•             Napasai, Koh Samui, Thailand

REST OF THE WORLD

•             Copacabana Palace, Brazil

•             Mount Nelson Hotel, South Africa

•             Orient-Express Safaris, Botswana

•             The Westcliff, South Africa

•             The Observatory Hotel, Australia

•             Lilianfels Blue Mountains, Australia

•             Hotel Monasterio, Peru

•             Machu Picchu Sanctuary Lodge, Peru

•             Miraflores Park Hotel, Peru

•             Bora Bora Lagoon Resort, South Pacific

•             La Cabaña, Argentina

TRAINS & CRUISES

•             Venice Simplon-Orient-Express, Europe

•             British Pullman, UK

•             Northern Belle, UK

•             Royal Scotsman, UK

•             Eastern & Oriental Express, Asia

•             Road To Mandalay, Myanmar (River Vessel)

•             Peru Rail, Peru

•             Hiram Bingham Train, Peru

•             Afloat in France

Dark red:Added since 2002

Highlights in 2006

•             Good financial results

•              Q3 EBITDA up 25% on q3 in 2005;

•              Q3 EBITDA margin up 300 bps on q3 in 2005

•             Asian Hotels acquisition complete

•              6 properties, 270 keys

•              2006 EBITDA $3m

•             Major Refurbishments completed

•              Reids, Madeira

•              Copacabana Palace, Rio de Janeiro,

•              Caruso, Ravello, Italy

Margin Recovery

1% improvement is $4m impact on annual EBITDA

[CHART]

2006 EBITDA margin on track for 27% (up 300bp)

* Excludes gain on sale of Hotel Quinta do Lago

Acquisitions in 2006

Acquisitions:

• Maroma, Mexico, 100% ownership & land	Jan 2006
• Casa Sierra Nevada, Mexico : Keys 33	February 2006
• Jimbaran Puri – Bali : Keys 41	July 2006
• Ubud Hanging Gardens – Bali : Keys 38	July 2006
• La Residence d’Angkor – Cambodia : Keys 55	July 2006
• La Residence Phou Vao – Laos : Keys 34	July 2006
• The Governor’s Residence – Myanmar : Keys 48	July 2006
• Napasai, Koh Samui – Thailand : Keys 55	July 2006

Napasai

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Casa de Sierra Nevada

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Investments in 2006

Investment Opportunities:

• Grand Hotel Europe, Russia – 120 Rooms refurbishment	Complete
• La Residencia, Mallorca – 8 luxury suites/ Restaurant/ Bar	Construction underway
• Ritz Hotel, Madrid – Foyer & restaurant,	Complete
• Monasterio, Cusco – 54 key expansion	Q4 2006 start
• Copacabana Palace, Brazil – grand ballrooms	Complete
and refurbishment of 36 suites	Complete
• Reid’s Palace, Madeira – spa and pool	Complete
• Mount Nelson Hotel – Oasis wing	Complete
• La Samanna – New suites/bathrooms	Complete
• Villa San Michele, Florence – 2 suites	Complete

Investments planned in 2007

Investments planned

El Encanto Hotel	Full refurbishment	Completion scheduled for Q2 2008
Grand Hotel Europe	120 room refurbishment	Underway, completion Q2 2007
Casa de Sierra Nevada	Phase 1 refurbishment	Underway
Mount Nelson Hotel	Spa	Scheduled completion Q3 2007
Inn at Perry Cabin	Spa	Scheduled completion Q2 2007
Windsor Court Hotel	Club Rooms	Underway

Real Estate Development

•             Major new business line

•              OEH existing properties as a “launch pad”

•              OEH brand strategy ideal for expansion

•             Should be significant EBITDA generator:

• 2007 estimate	-	$15-20m
• 2008 estimate	-	$20-25m
• 2009 and beyond	-	$25m + p.a.

•             Plus value of recurring income

•              Industry norm 10-12% of one-time gain

Major Planned Real Estate Development

2006	2007	2008	2009

		1	2	3	4	1	2	3	4	1	2	3	4	1	2	3	4
La Samanna
i	French Villas				X	X	X	X	X	X
ii	Cupecoy Phase 1						X	X	X	X	X	X	X	X
iii	French Phase 2									X	X	X	X	X	X	X	X
iv	Cupecoy Phase 2														X	X	X
Maroma										X	X	X	X
Bora Bora Lagoon Resort												X	X	X	X	X	X
Koh Samui
i	Phase 1				X	X	X	X
ii	Phase 2									X	X	X	X	X	X	X	X
Keswick Hall Report
i	Phase 1	X	X	X	X	X	X
ii	Phase 2							X	X	X	X
iii	Phase 3											X	X	X	X	X	X

Cupecoy Yacht Club

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Cupecoy Development

•             Revenue          $110 - 125m

•             EBITDA          $40 - 50m

•             Key statistics:

•              169 condominiums

•              Construction complete end 2008

•              Accounting on percentage completion

•              Key release periods, 2007 H2 and 2008 H1

•              Balance (20%) released in 2009

Anticipated annualised phasing 40% 2007, 60% 2008

La Samanna Villas – French-side

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La Samanna development

•             Revenue          $38 - 45m

•             EBITDA          $13 - 15m

•             Key statistics:

•              8 villas

•              Construction complete early 2008

•              Accounting on actual basis

•              Aim to sell one per quarter, first sold in 2006 Q4

Keswick Estate

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Keswick Hall Hotel

• 2006 Sales
Plots sold 11;	EBITDA $3.2m

• 2007 Anticipated Sales
Plots to be sold 9;	EBITDA $2 - 3m

• 2008 and Beyond
Plots to be sold 36;	EBITDA $17m

Koh Samui

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•             Phase 1

•              14 villas

•              6 sold pre-acquisition

•              4 to be sold in Q4 2006

•              P&L impact minimal, due to fair value accounting

•             Phase 2

•              40 villas in land behind hotel

•              Average sale price $750,000

•              Margin 40%

•              Anticipated start date, end 2008

Villas at Maroma

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Maroma

•             27 Units

•             Average sale price between $2.5m and $3m

•             Margin 40-45%

•             Project scheduled between mid 2008-mid 2009

Outlook - 2007

•             Key Drivers

•              Demand growth continues

•              Demographics continue to favour industry

•              Limited supply

•              Bookings 7% ahead for Q1

•              Disruption free year

Summary

•             Solid Performance in 2006

•              Financial performance

•              Acquisitions and Expansions

•             Encouraging Outlook for 2007

•              Industry outlook positive

•              Strong demand, limited supply addition

•              Bookings pace currently ahead 7%

•              Margin recovery

•             Continuing Opportunities

•              Real Estate program gathering pace

•              Acquisition and Expansion

ORIENT-EXPRESS HOTELS LTD.

Management believes that EBITDA (net earnings adjusted for interest expense, foreign currency, tax, depreciation and amortization) is a useful measure of operating performance, for example to help determine the ability to incur capital expenditure or service indebtedness, because it is not affected by non-operating factors such as leverage and the historic cost of assets. EBITDA is also a financial performance measure commonly used in the hotel and leisure industry, although the company’s EBITDA may not be comparable in all instances to that disclosed by other companies. EBITDA does not represent net cash provided by operating, investing and financing activities under U.S. generally accepted accounting principles, is not necessarily indicative of cash available to fund all cash flow needs, and should not be considered as an alternative to earnings from operations or net earnings under U.S. generally accepted accounting principles for purposes of evaluating operating performance.

This presentation and the accompanying oral remarks by management contain, in addition to historical information, forward-looking statements that involve risks and uncertainties. These include statements regarding earnings growth, investment plans and similar matters that are not historical facts. These statements are based on management’s current expectations and are subject to a number of uncertainties and risks that could cause actual results to differ materially from those described in the forward-looking statements. Factors that may cause a difference include, but are not limited to, those mentioned in the presentation and oral remarks, unknown effects on the travel and leisure markets of terrorist activity and any police or military response, varying customer demand and competitive considerations, realization of hotel bookings and reservations and planned property development sales as actual revenue, inability to sustain price increases or to reduce costs, fluctuations in interest rates and currency values, uncertainty of negotiating and completing proposed capital expenditures and acquisitions, adequate sources of capital and acceptability of finance terms, possible loss or amendment of planning permits and delays in construction schedules for expansion or development projects, delays in reopening properties closed for repair or refurbishment and possible cost overruns, shifting patterns of tourism and business travel and seasonality of demand, adverse local weather conditions, uncertainty of collecting insurance claims for property damage and lost earnings, changing global and regional economic conditions, and legislative, regulatory and political developments. Further information regarding these and other factors is included in the filings by the company with the U.S. Securities and Exchange Commission.